Exhibit 99.1

VBI to Present at the equities.com Small-Cap Stars Conference

Los Angeles, CA (December 9th, 2014) – VBI Vaccines Inc. (Nasdaq:VBIV) ("VBI") will present at the inaugural equities.com Small-Cap Stars Conference on Thursday, December 18th at 12:45 PM ET. The event is being held in New York, NY at the NASDAQ MarketSite in Times Square.

Jeff Baxter, VBI’s President and CEO, will provide an overview of the Company's business during his live presentation and will be available to participate in one-on-one meetings with investors who are registered to attend the event.

The equities.com Small-Cap Stars Conference features an exclusive group of hand-selected emerging growth and under-covered small cap companies. For additional information, visit: http://www.equitiesevents.com/

Event: equities.com Small-Cap Stars Conference

Date: Thursday, December 18th, 2014

Time: 12:45 PM ET

Location: NASDAQ MarketSite in Times Square, New York, NY

About equities.com, Inc.

equities.com is an online financial publication and social community for self-directed investors, public and private companies, market experts, and professional service providers across the global capital markets. To learn more, visit: http://www.equities.com

About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a biopharmaceutical company developing novel technologies that seek to expand vaccine protection in large underserved markets. VBI’s eVLP vaccine platform allows for the design of enveloped (“e”) virus-like particle (“VLP”) vaccines that closely mimic the target virus. VBI’s lead eVLP asset is a prophylactic Cytomegalovirus (“CMV”) vaccine; VBI has initiated work for GMP manufacturing of its CMV candidate for use in formal preclinical and Phase I trials. VBI’s second platform is a thermostable technology that enables the development of vaccines and biologics that can withstand storage or shipment at constantly fluctuating temperatures. VBI has completed proof of concept thermostability studies on a number of vaccine and biologic targets. VBI is headquartered in Cambridge, MA with research facilities in Ottawa, Canada.

Website Home: http://www.vbivaccines.com

News and Insights: http://www.vbivaccines.com/wire/

Investors: http://ir.vbivaccines.com/

VBI Contact

Jeff Baxter, President and CEO

Phone: (617) 830-3031 x125

Email: ir@vbivaccines.com

VBI Investor Contacts

Robert B. Prag, President

The Del Mar Consulting Group, Inc.

Phone: (858) 361-1786

Email: bprag@delmarconsulting.com

Scott Wilfong, President

Alex Partners, LLC

Phone: (425) 242-0891

Email: scott@alexpartnersllc.com

Forward-Looking Statement Disclosure

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the efficacy of potential products, the timelines for bringing such products to market, and the availability of funding sources for continued development of such products. Forward-looking statements are based on management’s estimates, assumptions, and projections, and are subject to uncertainties, many of which are beyond the control of VBI. Actual results may differ materially from those anticipated in any forward-looking statement. Factors that may cause such differences include the risks that potential products that appear promising to VBI cannot be shown to be efficacious or safe in subsequent preclinical or clinical trials, VBI will not obtain appropriate or necessary governmental approvals to market these or other potential products, VBI may not be able to obtain anticipated funding for its development projects or other needed funding, and VBI may not be able to secure or enforce adequate legal protection, including patent protection, for its products. All forward-looking statements included in this press release are made only as of the date of this press release, and VBI does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware.

More detailed information about VBI and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release, is set forth in VBI’s filings with the Securities and Exchange Commission (the “Commission”). VBI urges investors and security holders to read those documents free of charge at the Commission’s Web site at http://www.sec.gov. Interested parties may also obtain those documents free of charge from VBI. Forward-looking statements speak only as to the date they are made, and except for any obligation under the U.S. federal securities laws, VBI undertakes no obligation to publicly update any forward-looking statement as a result of new information, future events or otherwise.